Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with this Transition Report on Form 10-K of First China Pharmaceutical Group, Inc. (the “Company”) for the nine month transition period ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to her knowledge:

          1.          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date:	April 30, 2012

By:	/s/ Yi Jia Li
Name: Yi Jia Li
Title: Chief Financial Officer (Principal Financial Officer
and Principal Accounting Officer)